Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of ViaSat, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:
(a)	the accompanying Annual Report on Form 10-K/A of the Company for the fiscal year ended March 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 28, 2006	/s/ Mark D. Dankberg
Mark D. Dankberg
Chief Executive Officer

CERTIFICATION OF CHIEF FINANCIAL OFFICER
     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of ViaSat, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:
(a)	the accompanying Annual Report on Form 10-K/A of the Company for the fiscal year ended March 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 28, 2006	/s/ Ronald G. Wangerin
Ronald G. Wangerin
Chief Financial Officer